UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 24, 2013, the shareholders of Servotronics, Inc. (the "Company") (i) elected the five director nominees; (ii) ratified the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the 2013 fiscal year; (iii) approved, on an advisory basis, the compensation awarded to the Company's Named Executive Officers for 2012; and (iv) voted, on an advisory basis, on the frequency of future advisory votes on executive compensation.

The results of the voting for the five director nominees were as follows:

Name	For	Withhold Authority	Broker Non-Votes
Dr. William H. Duerig	1,514,306.49	353,387.51	614,486
Mr. Donald W. Hedges	1,514,306.49	353,387.51	614,486
Mr. Edward C. Cosgrove.	1,763,740.48	103,953.52	614,486
Mr. Kenneth D. Trbovich	1,566,998.54	300,695.46	614,486
Dr. Nicholas D. Trbovich	1,481,514.57	386,179.43	614,486

The results of the voting for the ratification of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the 2013 fiscal year were as follows:

For	Against	Abstentions
2,374,481.68	10,121.91	97,576.41

The results of the voting for the advisory vote on executive compensation for 2012 were as follows:

For	Against	Abstentions	Broker Non-Votes
1,719,238.39	120,366.52	28,089.09	614,486

The results of the voting for the advisory on the frequency of future advisory say-on-pay votes were as follows:

Three Years	Two Years	One Year	Broker Non-Votes
1,261,337.76	48,158.95	522,904.29	614,486

As a result of the shareholder advisory vote and other factors, the Company will hold future non-binding advisory votes on the compensation of the Named Executive Officers every three years, until the next non-binding advisory vote on the frequency of such votes on executive compensation.

Item 7.01. Regulation FD Disclosure

On May 28, 2013 the Company issued a press release announcing that its Board of Directors declared a $0.16 per share cash dividend. The dividend will be paid on July 15, 2013 to shareholders of record on June 24, 2013. This dividend does not represent that the Company will pay dividends on a regular or scheduled basis. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 7.01 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated May 28, 2013

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013

Servotronics, Inc.

By: /s/Cari L. Jaroslawsky, Chief Financial Officer
 Cari L. Jaroslawsky
Chief Financial Officer